EATON VANCE GREATER INDIA FUND
Supplement to Summary Prospectus dated May 1, 2016 as revised December 27, 2016 and Prospectus dated May 1, 2016

1.  The following replaces “Portfolio Manager” under “Management” in “Fund Summary”:

Portfolio Manager.  The Portfolio is managed by Kevin Ohn, Head of GSAMI’s Asia Equity team, who has managed the Portfolio since April 2017.

2.  The following replaces the sixth paragraph in “Management.” under “Management and Organization”:

Kevin Ohn is the portfolio manager of the Portfolio (since April 2017).  Mr. Ohn joined Goldman Sachs in January 2007, and is currently the head of GSAMI’s Asia Equity team.

April 21, 2017	25725 4.21.17